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                                  EXHIBIT 10.2

                      FIRST AMENDMENT TO GUARANTY AGREEMENT

     THIS FIRST AMENDMENT TO GUARANTY AGREEMENT (this "Amendment") is made as of the 28th day of February, 2002, by and among BELDEN COMMUNICATIONS COMPANY and BELDEN WIRE & CABLE COMPANY, (the "Guarantors") subsidiaries of Belden Inc., a Delaware corporation (the "Borrower") and WACHOVIA BANK, N.A., as Administrative Agent (the "Agent").

                                R E C I T A L S:
                                ----------------

     The Guarantors have entered into a certain Guaranty Agreement dated as of June 21, 2001 (the "Guaranty Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Guaranty Agreement.

     The Guarantors have requested the Agent to amend the Guaranty Agreement as more fully set forth herein. The Agent and the Guarantors desire to amend the Guaranty Agreement upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors and the Agent, intending to be legally bound hereby, agree as follows:

     SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

     SECTION 2. Amendments. The Guaranty Agreement is hereby amended by amending and restating Section 4 in its entirety to read as follows:

          SECTION 4. The Guaranty. Each Guarantor hereby unconditionally guarantees, jointly and severally, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Loan made pursuant to the Credit Agreement, all obligations of the Borrower pursuant to Hedging Agreements between the Borrower and any Lender, all indemnity obligations of the Borrower, and all other amounts payable by the Borrower under the Credit Agreement and the other Loan Documents (all of the foregoing, including without limitation, interest accruing or that would have accrued thereon after the filing of a petition in bankruptcy or other insolvency proceeding, being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, each Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, each Note,


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     or the relevant Loan Documents, as the case may be. Each Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that this Guaranty may be enforced up to the full amount of the Guaranteed Obligations without proceeding against the Borrower, any security for the Guaranteed Obligations, or against any other party that may have liability on all or any portion of the Guaranteed Obligations.

     SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions, unless the Agent waives such conditions:

          (a) receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

          (b) the fact that the representations and warranties of each of the Guarantors contained in Section 5 of this Amendment shall be true on and as of the date hereof.

     SECTION 4. No Other Amendment. Except for the amendment set forth above, the text of the Guaranty Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Guaranty Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Guaranty Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Guaranty Agreement as hereby amended. The Agent hereby reserves all of its rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Guaranteed Obligations. Each of the Guarantors promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty Agreement, as heretofore and hereby amended, the Guaranty Agreement, as amended, being hereby ratified and affirmed. Each of the Guarantors hereby expressly agree that the Guaranty Agreement, as amended, is in full force and effect.

     SECTION 5. Representations and Warranties. Each Guarantor hereby represents and warrants to the Agent as follows:

          (a) No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Guaranty Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof.

          (b) Each Guarantor has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.


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          (c)  This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of each Guarantor and constitutes legal, valid and binding obligations of each of the Guarantors enforceable against each of them in accordance with their terms, provided that such enforceability is subject to general principles of equity.

          (d) The execution and delivery of this Amendment and each of the Guarantor's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over either Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws of either of the Guarantors, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which either of the Guarantors is party or by which either of the Guarantors' assets or properties are or may become bound.

     SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Georgia.



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     IN WITNESS WHEREOF, each Guarantor and the Administrative Agent have caused this Amendment to be duly executed by its authorized officer as of the day and year first above written.

                                           BELDEN COMMUNICATIONS COMPANY


                                           By: /s/ Stephen H. Johnson     (SEAL)
                                               ---------------------------------
                                               Name:  Stephen H. Johnson
                                               Title: Treasurer


                                           BELDEN WIRE & CABLE COMPANY


                                           By: /s/ Stephen H. Johnson     (SEAL)
                                               ---------------------------------
                                               Name:  Stephen H. Johnson
                                               Title: Treasurer


                                           WACHOVIA BANK, N.A.,
                                           as Administrative Agent


                                           By: /s/ David K. Hall
                                               ---------------------------------
                                               Name:  David K. Hall
                                               Title: Vice President

Consented and agreed to by:

BELDEN INC.


/s/ Stephen H. Johnson     (SEAL)
---------------------------------
Name:  Stephen H. Johnson
Title: Treasurer




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